EXHIBIT 1.1
                                                                     -----------

                               NOTICE OF ARTICLES

                            BUSINESS CORPORATIONS ACT


THIS NOTICE OF ARTICLES WAS ISSUED BY THE REGISTRAR ON: SEPTEMBER 9, 2004 09:43 AM PACIFIC TIME INCORPORATION NUMBER: BC0084013
RECOGNITION DATE: INCORPORATED ON JANUARY 15, 1969


                               NOTICE OF ARTICLES

NAME OF COMPANY:

TLC VENTURES CORP.


REGISTERED OFFICE INFORMATION

MAILING ADDRESS:                                       DELIVERY ADDRESS:
1400 1055 W HASTINGS ST                                1400 1055 W HASTINGS ST
VANCOUVER BC V6E 2E9                                   VANCOUVER BC V6E 2E9


RECORDS OFFICE INFORMATION

MAILING ADDRESS:                                       DELIVERY ADDRESS:
1400 1055 W HASTINGS ST                                1400 1055 W HASTINGS ST
VANCOUVER BC  V6E 2E9                                  VANCOUVER BC  V6E 2E9


DIRECTOR INFORMATION

         LAST NAME, FIRST NAME MIDDLE NAME:
         FARRAUTO, EDWARD

         MAILING ADDRESS:                              DELIVERY ADDRESS:
         4573 LAKESIDE RD                              4573 LAKESIDE RD
         PENTICTON BC  V2A8W4                          PENTICTON BC  V2A8W4

DIRECTOR INFORMATION

         LAST NAME, FIRST NAME MIDDLE NAME:
         FORSTER, DOUG

         MAILING ADDRESS:                              DELIVERY ADDRESS:
         3330 RADCLIFFE AVE                            3330 RADCLIFFE AVE
         WEST VANCOUVER BC  V7V1G6                     WEST VANCOUVER BC  V7V1G6

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DIRECTOR INFORMATION

         LAST NAME, FIRST NAME MIDDLE NAME:
         HENLEY, RICHARD

         MAILING ADDRESS:                              DELIVERY ADDRESS:
         131 POPPET RD                                 131 POPPET RD
         WAMBOIN  ASTRALIA                             WAMBOIN  ASTRALIA

DIRECTOR INFORMATION

         LAST NAME, FIRST NAME MIDDLE NAME:
         EYRE, SALLY

         MAILING ADDRESS:                              DELIVERY ADDRESS:
         708 - 555 JERVIS STREET                       708 - 555 JERVIS STREET
         VANCOUVER BC                                  VANCOUVER BC

DIRECTOR INFORMATION

         LAST NAME, FIRST NAME MIDDLE NAME:
         FRANZEN, JEFFREY P.

         MAILING ADDRESS:                              DELIVERY ADDRESS:
         900                                           900
         1050 BIDWELL STREET                           1050 BIDWELL STREET
         VANCOUVER BC  V6G 2K1                         VANCOUVER BC  V6G 2K1


AUTHORIZED SHARE STRUCTURE

1. No Maximum               Common Shares              Without Par Value
                                                       Without Special Rights or
                                                       Restrictions attached